UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2011

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On October 25, 2011, TECO Energy, Inc. (TECO Energy) and its wholly-owned subsidiary, TECO Finance, Inc. (TECO Finance), amended their $200 million bank credit facility, entering into a Third Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. as Administrative Agent, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as Joint Lead Arrangers and Joint Bookrunners, Citibank, N.A. and Morgan Stanley Senior Funding, Inc. as Syndication Agents, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A. and Wells Fargo Bank, National Association, as Documentation Agents, and the following lenders: JPMorgan Chase Bank, N.A., Citibank, N.A., Morgan Stanley Bank, N.A., SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, Fifth Third Bank, an Ohio Banking Corporation, The Bank of Nova Scotia and The Northern Trust Company. Under the amendment, TECO Finance continues to be the Borrower and TECO Energy continues to be the Guarantor. The amendment (i) extends the maturity date of the credit facility from May 9, 2012 to October 25, 2016 (subject to further extension with the consent of each lender); (ii) continues to allow TECO Finance to borrow funds at an interest rate equal to the London interbank deposit rate plus a margin; (iii) as an alternative to the above interest rate, allows TECO Finance to borrow funds at an interest rate equal to a margin plus the higher of the JPMorgan Chase Bank’s prime rate, the federal funds rate plus 50 basis points, or the London interbank deposit rate plus 1.00%; (iv) allows TECO Finance to borrow funds on a same-day basis under a new Swingline Loan provision, which loans mature on the fourth Banking Day after which any such loans are made and bear interest at an interest rate as agreed by the Borrower and the relevant Swingline Lender prior to the making of any such loans; (v) allows TECO Finance to request the lenders to increase their commitments under the credit facility by $100 million in the aggregate (compared to $50 million in the aggregate under the previous agreement); (vi) continues to include a $200 million letter of credit facility and (vii) makes other technical changes. The foregoing description of the amended agreement is qualified in its entirety by reference to the complete text of the agreement, as amended, which is filed as Exhibit 4.1 to this Report and incorporated herein by reference.

On October 25, 2011, Tampa Electric Company (Tampa Electric) amended its $325 million bank credit facility, entering into a Third Amended and Restated Credit Agreement with Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc., as Syndication Agents, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A. and Wells Fargo Bank, National Association as Documentation Agents, and the following lenders: Citibank, N.A., JPMorgan Chase Bank, N.A., Morgan Stanley Bank, N.A., SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, Fifth Third Bank, an Ohio Banking Corporation, The Bank of Nova Scotia and The Northern Trust Company. The amendment (i) extends the maturity date of the credit facility from May 9, 2012 to October 25, 2016 (subject to further extension with the consent of each lender); (ii) continues to allow Tampa Electric to borrow funds at a rate equal to the London interbank deposit rate plus a margin (iii) as an alternative to the above interest rate, allows Tampa Electric to borrow funds at an interest rate equal to a margin plus the higher of Citibank’s prime rate, the federal funds rate plus 50 basis points, or the London interbank deposit rate plus 1.00%; (iv) allows Tampa Electric to borrow funds on a same-day basis under a new Swingline Loan provision, which loans mature on the fourth Banking Day after which any such loans are made and bear interest at an interest rate as agreed by the Borrower and the relevant Swingline Lender prior to the making of any such loans; (v) continues to allow Tampa Electric to request the lenders to increase their commitments under the credit facility by up to $175 million in the aggregate; (vi) includes a $200 million letter of credit facility (compared to $50 million under the previous agreement); and (vii) makes other technical changes. The foregoing description of the amended agreement is qualified in its entirety by reference to the complete text of the agreement, as amended, which is filed as Exhibit 4.2 to this Report and incorporated herein by reference.

The lenders, agents and other parties to these two credit agreements, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to TECO Energy or its subsidiaries. The lenders have received, and may in the future receive, customary compensation from TECO Energy or its subsidiaries for such services.

Section 2 – Financial Information

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information in Item 1.01 with respect to the TECO Finance and TECO Energy $200 million Third Amended and Restated Credit Agreement dated as of October 25, 2011 and the Tampa Electric $325 million Third Amended and Restated Credit Agreement dated as of October 25, 2011 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

4.1

Third Amended and Restated Credit Agreement dated as of October 25, 2011, among TECO Finance, Inc., as Borrower,

TECO Energy, Inc. as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders

and LC Issuing Banks party thereto.

4.2

Third Amended and Restated Credit Agreement dated as of October 25, 2011, among Tampa Electric Company,

as Borrower, Citibank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO ENERGY, INC.
(Registrant)

Date: October 26, 2011	By:	/S/ SANDRA W. CALLAHAN
Sandra W. Callahan
Senior Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)
(Principal Financial and Accounting Officer)

TAMPA ELECTRIC COMPANY
(Registrant)

Date: October 26, 2011	By:	/S/ SANDRA W. CALLAHAN
Sandra W. Callahan
Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)
(Principal Financial and Accounting Officer)